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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002


                              REPUBLIC BANCORP INC.
             (Exact name of registrant as specified in its charter)


     Michigan                    0-15734                       38-2604669
 (State or other           (Commission File No.)             (IRS Employer
 jurisdiction of                                          Identification No.)
  incorporation)

                  1070 East Main Street, Owosso, Michigan 48867
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (989) 725-7337

          (Former name or former address, if changed since last report)

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Item 9.   Regulation F-D Disclosure

          On August 13, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Republic Bancorp Inc. submitted to the Securities and Exchange Commission the certification by its chief executive officer and its chief financial officer of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed on August 13, 2002.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              REPUBLIC BANCORP INC.

Date:    August 13, 2002      By: /s/ Thomas F. Menacher
                                  -----------------------------------
                                  Name:  Thomas F. Menacher
                                  Its: Executive Vice President, Treasurer and Chief Financial Officer